Exhibit 10.6

SECOND AMENDMENT TO

CREDIT AGREEMENT

Dated as of April 18, 2007

among

STRATEGIC HOTEL FUNDING, L.L.C.,

as the Borrower,

VARIOUS FINANCIAL INSTITUTIONS,

as the Lenders,

DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Administrative Agent

DEUTSCHE BANK SECURITIES INC. and

CITIGROUP GLOBAL MARKETS INC.

as Co- Lead Arrangers and Joint Book Running Managers

CITICORP NORTH AMERICA, INC. and

WACHOVIA BANK NATIONAL ASSOCIATION as Co-Syndication Agents

BANK OF AMERICA, N.A. and

JPMORGAN CHASE BANK, N.A. as Co-Documentation Agent

and

LASALLE BANK, NATIONAL ASSOCIATION

As Senior Managing Agent

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this Amendment) is dated as of April 18, 2007 by and among STRATEGIC HOTEL FUNDING, L.L.C., a Delaware limited liability company (the Borrower), DEUTSCHE BANK TRUST COMPANY AMERICAS (DBTCA), as the administrative agent (in such capacity, the Administrative Agent) and the various financial institutions as are or may become parties to the Credit Agreement (as hereinafter defined) (together with DBTCA, collectively the Lenders and each individually, a Lender).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement, dated as of March 9, 2007, as amended by that certain First Amendment to Credit Agreement, dated as of March 29, 2007, by and among Borrower, the Lenders, and the Administrative Agent (as amended, restated, replaced, supplemented or otherwise modified from time to time, the Credit Agreement), Borrower obtained the Facility from the Lenders;

WHEREAS, Borrower has requested an increase in the Commitments under the Facility from $415,000,000 to $500,000,000;

WHEREAS, Mega International Commercial Bank Co., Ltd. New York Branch, E. Sun Commercial Bank Ltd., Los Angeles Branch, Europe Arab Bank Plc, Taipei Fubon Commercial Bank Co., Ltd., Hua Nan Commercial Bank, Los Angeles Branch, Norddeutsche Landesbank Luxembourg S.A., Royal Bank of Canada, The Bank of East Asia, Limited, New York Branch, MetLife Insurance Company of Connecticut, Eurohypo AG, New York Branch, Sumitomo Mitsui Banking Corporation, Aareal Bank AG, and First Commercial Bank New York Agency (collectively, the New Lenders and each individually, a New Lender) desire to become Lenders under the Credit Agreement; and

WHEREAS, Borrower has requested that the Lenders agree to amend the Credit Agreement as set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree to amend the terms of the Credit Agreement as follows:

1.	Definitions. Capitalized terms used in this Amendment and not defined herein shall have the meaning provided in the Credit Agreement.

2.	Amendments to Credit Agreement.

(a)	The definition of “Additional Loan Commitment Requirements” is hereby deleted in its entirety.

(b)	The definition of “Additional Revolving Loan Commitment” is hereby deleted in its entirety.

(c)	The definition of “Additional Revolving Loan Commitment Agreement” is hereby deleted in its entirety.

(d)	The definition of “Additional Revolving Loan Lender” is hereby deleted in its entirety.

(e)	The definition of “Aggregate Commitment” is hereby deleted and replaced with the following: “Aggregate Commitment” means, as of any date, the aggregate of the then-current Commitments of all the Lenders, which is Five Hundred Million Dollars ($500,000,000) as of the date hereof.

(f)	The definition of “Consolidated Debt” is hereby modified to replace references to clause (vii) of the definition of Indebtedness with references to clause (vi) of the definition of Indebtedness.

(g)	The definition of “Facility” is hereby deleted in its entirety and replaced with the following: “Facility” means the $500,000,000 revolving credit facility evidenced by this Agreement, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time and in effect on such date.

(h)	The definition of “Lenders” is hereby deleted in its entirety and replaced with the following: “Lenders is defined in the preamble and in addition shall include any Eligible Assignee that becomes a Lender pursuant to Section 10.9.1.”

(i)	The definition of “Revolving Loan Commitment Amount” is hereby deleted in its entirety and replaced with the following: “Revolving Loan Commitment Amount” means $500,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

(j)	The definition of “Swingline Lender” is hereby amended by adding the following phrase at the end thereof, “;provided that no Lender may be designated as a Swingline Lender without such Lender’s consent, in its sole discretion.”

(k)	Section 2.8 is hereby deleted in its entirety and is of no further force and effect, the provisions thereof having been superseded by the increase in the Commitments evidenced by this Amendment.

(l)	Section 3.2.1(b)(A) is hereby deleted in its entirety and replaced by the following:

“(A) On each date when the aggregate outstanding principal amount of all Revolving Loans, Swingline Loans and Letter of Credit Outstandings exceeds the then-current Revolving Loan Commitment Amount (as it may, from time to time, be reduced including pursuant to Section 2.2), or the then-current Available Commitment, as the case may be, the Borrower shall make a mandatory prepayment of the Swingline Loans and/or Revolving Loans in an aggregate amount equal to the amount by which the Swingline Loans, Revolving Loans and Letter of Credit Outstandings exceed the then current Revolving Loan Commitment Amount or the then-current Available Commitment, as applicable.”

(m)	The first sentence of Section 3.4.1 is hereby deleted in its entirety and replaced with the following:

“The Borrower agrees to pay to the Administrative Agent for the account of each Lender, for the period (including any portion thereof when any of its Commitments are suspended by reason of the Borrower’s inability to satisfy any condition of Article V) commencing on the Closing Date and continuing through the Revolving Loan Commitment Termination Date, an unused fee at a rate per annum equal to (a) 0.20% for any Fiscal Quarters that the average daily Aggregate Outstanding Balance was less than fifty percent (50%) of the average Aggregate Commitment during such Fiscal Quarter (b) 0.125% for any Fiscal Quarter that the average daily Aggregate Outstanding Balance was fifty percent (50%) or greater of the average Aggregate Commitment during such Fiscal Quarter, calculated in each case on such Lender’s Percentage of the average daily unused portion of the Revolving Loan Commitment Amount (net of Letter of Credit Outstandings but without giving effect to Swingline Loans made during such Fiscal Quarter).”

(n)	Section 3.4.4 is hereby deleted in its entirety and is of no further force or effect.

(o)	Annex I is hereby deleted in its entirety and replaced with Annex I to this Amendment which is attached hereto and made a part hereof.

(p)	Exhibit J is hereby deleted in its entirety.

3.

Additional Lenders; Revolving Notes. For an agreed consideration, each existing Lender under the Credit Agreement (collectively, the Existing Lenders and each individually, an Existing Lender) hereby irrevocably sells and assigns to each New Lender, and each New Lender hereby irrevocably purchases and assumes from each Existing Lender, subject to and in accordance with the terms set forth in the Credit Agreement, a portion of the interest in and to each Existing Lender’s rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents each Existing Lender’s outstanding rights and obligations under its Commitment (including with respect to any outstanding Revolving Loans and Letters of Credit) (the Assigned Interest) and each New Lender agrees to be bound by the terms set forth in the Credit Agreement as a Lender thereunder and any other documents or instruments delivered pursuant thereto. From and after the date hereof, each Lender’s

Commitment shall be as set forth on Annex I attached hereto and the Administrative Agent shall make all payment in respect to the Assigned Interest (including payments of principal, interest, fees and other amounts) to each Lender for amounts which have accrued from and after the date hereof. Such sale and assignment is without recourse to each Existing Lender and without representation or warranty by each Existing Lender. Borrower shall, at its expense, issue Revolving Notes, dated as of the date hereof, in the amount of such Lender’s Commitment and in conformity with the requirements of Section 2.7, to each Lender listed on Annex I attached hereto. Each Existing Lender shall return its prior Note to Borrower marked “cancelled” upon receipt of the replacement Note herein referred to.

4.	Full Force and Effect; Ratification. Except as modified herein, all of the terms and conditions of the Credit Agreement are and shall remain in full force and effect and, as modified hereby, the Borrower and Guarantor confirms and ratifies all of the terms, covenants and conditions of the Credit Agreement and the other Loan Documents. This Amendment constitutes the entire and final agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.

5.	Further Assurances. Borrower shall, and shall cause Guarantor and each of its Subsidiaries to, execute and acknowledge (or cause to be executed and acknowledged) and deliver to the Administrative Agent and Lenders all documents, and take all actions, reasonably required by the Administrative Agent and Lenders from time to time to confirm and ratify all of the terms, covenants and conditions of the Credit Agreement and the other Loan Documents.

6.	Document References. All references to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended hereby.

7.	Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts hereof signed by the Borrower and each of the Lenders.

8.	Headings. Each of the captions contained in this Amendment are for the convenience of reference only and shall not define or limit the provisions hereof.

9.	Governing Law. This Amendment shall be governed by the laws of the State of New York, without regard to choice of law rules.

10.	Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

11.	Severability. The provisions of this Amendment are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Amendment.

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment on the date first written above.

BORROWER:

STRATEGIC HOTEL FUNDING, L.L.C., a Delaware limited liability company

By:	/s/ Ryan M. Bowie
	Name:	Ryan M. Bowie
	Title:	Vice President and Treasurer

GUARANTOR:

STRATEGIC HOTELS & RESORTS, INC., a Maryland corporation

By:	/s/ Ryan M. Bowie
	Name:	Ryan M. Bowie
	Title:	Vice President and Treasurer

LENDERS:

DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation

By:	/s/ James Rolison
	Name:	James Rolison
	Title:	Director

By:	/s/ George Reynolds
	Name:	George Reynolds
	Title:	Director

Address: 60 Wall Street New York, New York 10005

Facsimile No.: (212) 797-4496
Telephone No.: (212) 250-3352
Attention: James Rolison

With a copy to:

Deutsche Bank Securities Inc. Crescent Court Suite 550 Dallas, Texas 75201
Facsimile No.: (214) 740-7910
Telephone No.: (214) 740-7900
Attention: Linda Davis

CITICORP NORTH AMERICA, INC.

By:	/s/ Ricardo James
	Name:	Ricardo James
	Title:	Director

Address: Citicorp North America, Inc. 2 Penns Way, 1st Floor New Castle DE 19720

Attention: Tara Hilton Loan Specialist
Telephone: 302-894-6183
Facsimile: 212-994-0849
Email: tara.hilton@citigroup.com

BANK OF AMERICA, N.A.

By:	/s/ Steven P. Renwick
	Name:	Steven P. Renwick
	Title:	Senior Vice President

Address: 901 Main Street 64th Floor Dallas, TX 75202 Attention: Steven Remwick

Facsimile: 214-209-0085
Telephone: 214-209-1867
email: steven.p.renwick@bankofamerica.com

JPMORGAN CHASE BANK, N.A.

By:	/s/ Marc E. Constantino
	Name:	Marc E. Constantino
	Title:	Executive Director

Address: 277 Park Avenue 3rd Floor New York, New York 10172 Attention: Marc E. Constantino

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Kim Kalseth
	Name:	Kim Kalseth
	Title:	VP

Address: 135 S. LaSalle St., Suite 1211 Chicago, IL 60607

Facsimile No.: (312)-904-5616
Telephone No.: (312)-904-6472
Attention: Kim Kalseth

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Cynthia A. Bean
	Name:	Cynthia A. Bean
	Title:	Vice President

Address: 301 S. College Street NC 0172 Charlotte, NC 28288-0172

Facsimile No.: (704) 383-6205
Telephone No.: (704) 374-6272
Attention: David Blackman

CREDIT SUISSE, Cayman Islands Branch

By:	/s/ Brian Caldwell
	Name:	Brian Caldwell
	Title:	Director

By:	/s/ Laurence Lapeyre
	Name:	Laurence Lapeyre
	Title:	Associate

Address: Eleven Madison Avenue New York, New York 10005

Facsimile No.: (212) 325-8319
Telephone No.: (212) 325-2949
Attention: Cassandra Droogan

BARCLAYS CAPITAL REAL ESTATE INC.

By:	/s/ Lori Rung
	Name:	Lori Rung
	Title:	Associate Director

Address: 200 Park Avenue, 4th Floor New York, NY

Facsimile No.: 212-412-1664
Telephone No.: 212-412-2496
Attention: Lori Rung

RAYMOND JAMES BANK, FSB

By:	/s/ Thomas G. Scott
	Name:	Thomas G. Scott
	Title:	Vice President

Address: 710 Carillon Parkway PO Box 11628 St. Petersburg, FL 33733 Attention: Thomas G. Scott

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. NEW YORK BRANCH

By:	/s/ Tsang Pei Hsu
	Name:	Tsang Pei Hsu
	Title:	VP & Deputy General Manager

Address: 65 Liberty Street, New York, NY 10005

Facsimile No.: Telephone No.: Attention:

E. SUN COMMERCIAL BANK LTD., LOS ANGELES BRANCH

By:	/s/ Edward Chen
	Name:	Edward Chen
	Title:	Assistant Vice President

Address: 17700, Castleton St., Suite 500 City of Industry, CA 91748 Facsimile No.: 626-839-5531 Telephone No.:626-810-2400 Attention: Edward Chen

TAIPEI FUBON COMMERCIAL BANK CO., LTD.

By:	/s/ Robin Wu
Name: Robin Wu
Title: AVP/Acting General Manager

Address: 700 S. Flower Street, Suite 3300 Los Angeles, CA 90017

Facsimile No.: Telephone No.: Attention:

HUA NAN COMMERCIAL BANK, LOS ANGELES BRANCH

By:	/s/ Oliver C. H. Hsu
Name: Oliver C.H. Hsu
Title: VP & General Manager

Address: 707 Wilshire Blvd., #3100 Los Angeles, CA 90017

Facsimile No.: 213-362-6617
Telephone No.:213-362-6666 ext 233
Attention: Howard Hung/Senior Manager

NORDDEUTSCHE LANDESBANK LUXEMBOURG S.A.

By:	/s/ Dirk Ziemer
Name: Dirk Ziemer
Title: Assistant Vice President

By:	/s/ Nadine Lueder
Name: Nadine Lueder
Title: Senior Analyst

Address: c/o Norddeutsche Landesbank Girozentrale Friedrichswall 10 30159 Hannover Germany

Facsimile No.: +49-(0)511-361-98-6558
Telephone No.:+49-(0)511-361-6558
Attention: Andrea Strobl-Strasser

ROYAL BANK OF CANADA

By:	/s/ Dan LePage
Name: Dan LePage
Title: Attorney-in-Fact

Address: One Liberty Plaza, 4th Floor 165 Broadway New York, NY 10006-1404

Facsimile No.:	(212) 428-6605
Telephone No.:	(212)428-6459
Attention:	Dan LePage

THE BANK OF EAST ASIA, LIMITED, NEW YORK BRANCH

By:	/s/ Stanley H. Kung
Name: Stanley H. Kung
Title: SVP & Chief Lending Officer

By:	/s/ Danny Leung
Name: Danny Leung
Title: SVP & Controller

Address: 202 Canal Street New York, NY 10013

Facsimile No.: (212) 219-3211
Telephone No.: (212) 238-8276
Attention: Raymond Eng

METROPOLITAN LIFE INSURANCE COMPANY OF CONNECTICUT, a Connecticut corporation

By:	/s/ Mark H. Wilsmann
Name: Mark H. Wilsmann
Title: Vice President

Address: 10 Park Avenue Morristown, NJ 07960

Facsimile No.:	973-355-4420
Telephone No.:	973-355-4453
Attention:	William Markey

EUROHYPO AG, NEW YORK BRANCH

By:	/s/ David Sarner
Name: David Sarner
Title: Director

By:	/s/ John Hayes
Name: John Hayes
Title: Vice President

Address: Eurohypo AG, New York Branch 1114 Avenue of the Americas, 29th Floor New York, New York 10036

Attention:	Legal Director
Facsimile No.:	866-267-7680

With copies to: Eurohypo AG, New York Branch 1114 Avenue of the Americas, 29th Floor New York, New York 10036

Attention:	Head of Portfolio Operations
Facsimile:	866-267-7680

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ David A. Buck
Name: David A. Buck
Title: Senior Vice President

Address: 277 Park Avenue New York, NY 10172

Facsimile No.:	212-224-4391
Telephone No.:	212-224-4147
Attention:	David Wasserman

AAREAL BANK AG

By:	/s/ Stefan Kolle
Name: Stefan Kolle
Title: Director

By:	/s/ Michael Greve
Name: Michael Greve
Title: Manager

Address: Paulinenstrasse 15 65189 Wiesbaden Germany

Facsimile No.:	49 611 348 2757
Telephone No.:	49 611 348 2522
Attention:	Stefan Kolle

FIRST COMMERCIAL BANK NEW YORK AGENCY

By:	/s/ Bruce M.J. Ju
Name: Bruce M.J. Ju
Title: SVP & General Manager

Address: 750 Third Avenue, 34th Floor New York, NY 10017

Facsimile No.:
Telephone No.:
Attention:

ANNEX I

LENDER INFORMATION

1. DEUTSCHE BANK TRUST COMPANY AMERICAS

Domestic Office: Address: 100 Plaza One, 8th Floor M/S JCY03-0899 Jersey City, NJ 07311 Facsimile No. 201-593-2307 Telephone 201-593-2235 Attention: Patricia Ciocco	LIBO Office: Address: 100 Plaza One, 8th Floor M/S JCY03-0899 Jersey City, NJ 07311 Facsimile No. 201-593-2307 Telephone 201-593-2235 Attention: Patricia Ciocco	Revolving Loan Commitment $47,500,000

2. CITICORP NORTH AMERICA, INC.

Domestic Office:

Citicorp North America, Inc.

2 Penns Way, 1st Floor

New Castle DE 19720

Attn: Jessica Zimmers, Loan Specialist

Telephone:   302-894-6052

Facsimile:     212-994-0849

Email:Jessica.Zimmers@citigroup.com

LIBO Office:

Citicorp North America, Inc.

2 Penns Way, 1st Floor

New Castle DE 19720

Attn: Jessica Zimmers, Loan Specialist

Telephone:   302-894-6052

Facsimile:     212-994-0849

Email:Jessica.Zimmers@citigroup.com

Revolving Loan Commitment $47,500,000

3. BANK OF AMERICA, N.A.

Domestic Office: Address: 901 Main Street 14th Floor Dallas, TX 75202 Attention: Ramon Presas Facsimile: 214-209-8364 Telephone: 214-209-9262 email: Ramon.presas@bankofamerica.com	LIBO Office: Address: 901 Main Street 14th Floor Dallas, TX 75202 Attention: Ramon Presas Facsimile: 214-209-8364 Telephone: 214-209-9262 email:ramon.presas@bankofamerica.com	Revolving Loan Commitment $35,000,000

4. JPMORGAN CHASE BANK, N.A

Domestic Office: Address: 200 White Clay Center Drive, Floor 03 Newark, DE 19711 Facsimile No.: 713-750-2666 Telephone No.: 713-286-3247 Attention: Omar Musule email: Omar.P.Musule@chase.com	LIBO Office: Address: 200 White Clay Center Drive, Floor 03 Newark, DE 19711 Facsimile No.: 713-750-2666 Telephone No.: 713-286-3247 Attention: Omar Musule email: Omar.P.Musule@chase.com	Revolving Loan Commitment $35,000,000

5. LASALLE BANK NATIONAL ASSOCIATION

Domestic Office: Address: 135 S. LaSalle St. Suite 1211 Chicago, IL 60603 Facsimile No.: (312) 904-5142 Telephone No.: (312) 904-6472 Attention: Kim Kalseth	LIBO Office: Address: 135 S. LaSalle St. Suite 1211 Chicago, IL 60603 Facsimile No.: (312) 904-5142 Telephone No.: (312) 904-6472 Attention: Kim Kalseth	Revolving Loan Commitment $35,000,000

6. WACHOVIA BANK, NATIONAL ASSOCIATION

Domestic Office: Address: 301 S. College Street NC 0172 Charlotte, NC 28288-0172 Facsimile No.: (704) 383-6205 Telephone No.: (704) 374-6272 Attention: David Blackman	LIBO Office: Address: 301 S. College Street NC 0172 Charlotte, NC 28288-0172 Facsimile No.: (704) 383-6205 Telephone No.: (704) 374-6272 Attention: David Blackman	Revolving Loan Commitment $35,000,000

7. METLIFE INSURANCE COMPANY OF CONNECTICUT

Domestic Office: Address: 10 Park Avenue Morristown, NJ 07960 Telephone No.: 973-355-4453 Facsimile No.: 973-355-4420 Attention: William Markey	LIBO Office: Address: 18210 Crane Nest Drive Tampa, FL 33647 Telephone No.: 813-983-4451 Facsimile No.: 908-552-2255 Attention: Lisa Cole	Revolving Loan Commitment $35,000,000

8. EUROHYPO AG, NEW YORK BRANCH

Domestic Office: Address: 123 N. Wacker Dr., Suite 2300 Chicago, Il 60606 Telephone No.: 312-660-1953 Facsimile No.: 312-660-1941 Attention: Jeff Aldridge	LIBO Office: Address: 1114 Avenue of the Americas, 29th Floor New York, NY 10036 Telephone No.: 212-479-5741 Facsimile No.: 866-269-1172 Attention: Annabelle Librojo	Revolving Loan Commitment $30,000,000

9. NORDDEUTSCHE LANDESBANK LUXEMBOURG S.A.

Domestic Office: Address: Friedrichswall 10 D – 30159 Hannover Telephone No.:(+49) 511 361 6558 Facsimile No.: (+49) 511 361 98 6558 Attention: Andrea Strobl-Strasser	LIBO Office: Address: 26, route d’Arlon L – 1140 Luxembourg Telephone No.: (+352) 452211 249 Facsimile No.: (+352) 452211 251 Attention: Ute Permesang	Revolving Loan Commitment $30,000,000

10. EUROPE ARAB BANK PLC

Domestic Office: Address: 13-15 Moorgate, London EC2R 6AD Telephone No.: 07703 751548 Facsimile No.: 0207 796 3994 Attention: Rod Taylor	LIBO Office: Address: 13-15 Moorgate, London EC2R 6AD Telephone No.: 0207 712 8812 Facsimile No.: 0207 796 3994 Attention: Rebecca-Kingdon-Saxby	Revolving Loan Commitment $30,000,000

11. SUMITOMO MITSUI BANKING CORPORATION

Domestic Office: Address: 277 Park Avenue New York, NY 10172 Telephone No.: 212-224-4147 Attention: David Wasserman	LIBO Office: Address: 277 Park Avenue New York, NY 10172 Telephone No.: 212-224-4380 Facsimile No.: 212-224-4391 Attention: Arlene Hebron	Revolving Loan Commitment $25,000,000

12. BARCLAYS CAPITAL REAL ESTATE INC.

Domestic Office: Address: 200 Park Avenue, 5th Floor New York, NY Facsimile No.: 212-412-1664 Telephone No.: 212-412-2496 Attention: Lori Rung	LIBO Office: Address: 200 Park Avenue, 5th Floor New York, NY Facsimile No.: 212-412-1664 Telephone No.: 212-412-2496 Attention: Lori Rung	Revolving Loan Commitment $15,000,000

13. CREDIT SUISSE, Cayman Islands Branch

Domestic Office: Address: Eleven Madison Avenue New York, NY 10010 Facsimile No.: (212) 325-8326 Telephone No.: (212) 325-6911 Attention: Andreas Rupp	LIBO Office: Address: Eleven Madison Avenue New York, NY 10010 Facsimile No.: (212) 325-8326 Telephone No.: (212) 325-6911 Attention: Andreas Rupp	Revolving Loan Commitment $15,000,000

14. ROYAL BANK OF CANADA

Domestic Office: Address: One Liberty Plaza, 4th Floor 165 Broadway New York, NY 10006-1404 Telephone No.: 212-428-6605 Facsimile No.: 212-428-6459 Attention: Dan LePage	LIBO Office: Address: One Liberty Plaza, 3rd Floor 165 Broadway New York, NY 10006-1404 Telephone No.: 212-428-6369 Facsimile No.: 212-428-2372 Attention: Manager, Loans Administration	Revolving Loan Commitment $15,000,000

15. AAREAL BANK AG

Domestic Office: Address: [ ] Telephone No.: +49-611-348-2168 Facsimile No.: +49-611-348-2757 Attention: Petra Friedhofer	LIBO Office: Address: [ ] Telephone No.: +49-611-348-2168 Facsimile No.: +49-611-348-2757 Attention: Michael Greve	Revolving Loan Commitment $15,000,000

16. RAYMOND JAMES BANK, FSB

Domestic Office: Address: PO Box 11628 710 Carillon Pkwy (33716) St. Petersburg, FL 33733 Telephone No.: (727) 567-8830 Telephone No.: (727) 567-4184 Attention: Barry D. Starling	LIBO Office: Address: PO Box 11628 710 Carillon Pkwy (33716) St. Petersburg, FL 33733 Telephone No.:(727) 567-8830 Telephone No.: (727) 567-4184 Attention: Barry D. Starling	Revolving Loan Commitment $10,000,000

17. MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. NEW YORK BRANCH

Domestic Office: Address: 65 Liberty Street New York, NY 10005 Telephone No.: 212-815-9188 Facsimile No.: 212-766-5006 Attention: Anne Lu	LIBO Office: Address: 65 Liberty Street New York, NY 10005 Telephone No.: 212-815-9117 Facsimile No.: 212-766-5006 Attention: Lucy Chen	Revolving Loan Commitment $10,000,000

18. E. SUN COMMERCIAL BANK LTD., LOS ANGELES BRANCH

Domestic Office: Address: 17700 Castleton Street, Suite 500 City of Industry, CA 91748 Telephone No.: 626-810-2400 ext. 224 Facsimile No.: 626-839-5531 Attention: Edward Chen	LIBO Office: Address: 17700 Castleton Street, Suite 500 City of Industry, CA 91748 Telephone No.: 626-810-2400 ext. 234 Facsimile No.: 626-839-5531 Attention: Jocelyn Yang	Revolving Loan Commitment $7,000,000

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19. TAIPEI FUBON COMMERCIAL BANK CO., LTD.

Domestic Office: Address: 700 S. Flower Street, Suite 3300 Los Angeles, CA 90017 Telephone No.: 213-225-8882 Facsimile No.: 213-236-3155 Attention: Melina Chang	LIBO Office: Address: 700 S. Flower Street, Suite 3300 Los Angeles, CA 90017 Telephone No.: 213-225-8886 Facsimile No.: 213-236-9155 Attention: Joyce Duh	Revolving Loan Commitment $7,000,000

20. HUA NAN COMMERCIAL BANK, LOS ANGELES BRANCH

Domestic Office: Address: 707 Wilshire Blvd., #3100 Los Angeles, CA 90017 Telephone No.: 213-362-6666 ext. 233 Attention: Howard Hung	LIBO Office: Address: 707 Wilshire Blvd., #3100 Los Angeles, CA 90017 Telephone No.: 213-362-6666 ext. 222 Facsimile No.: 213-362-6617 Attention: Daniel Yin	Revolving Loan Commitment $7,000,000

21. THE BANK OF EAST ASIA, LIMITED, NEW YORK BRANCH

Domestic Office: Address: 202 Canal Street New York NY 10013 Telephone No.:212-238-8387 Facsimile No.: 212-219-3211 Attention: Eleanor	LIBO Office: Address: 202 Canal Street New York NY 10013 Telephone No.: 212-238-8255 Facsimile No.: 212-219-3188 Attention: Cindy Chan	Revolving Loan Commitment $7,000,000

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22. FIRST COMMERCIAL BANK NEW YORK AGENCY

Domestic Office: Address: 750 Third Ave., 34th Floor New York, NY 10017 Telephone No.: 212-880-9383 Facsimile No.: 212-599-6133 Attention: Jocelin Ma	LIBO Office: Address: 750 Third Ave., 34th Floor New York, NY 10017 Telephone No.: 212-880-9381 Facsimile No.: 212-599-6133 Attention: Valerie Shih	Revolving Loan Commitment $7,000,000

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